UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 6, 2005
ECHOSTAR COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	0-26176 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)
(303) 723-1000
(Registrant’s telephone number, including area code)
ECHOSTAR DBS CORPORATION
(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation)	333-31929 (Commission File Number)	84-1328967 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)
(303) 723-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Amendments to our 1999 Stock Incentive Plan
     At the 2005 Annual Meeting of Shareholders of EchoStar Communications Corporation (the “Company”), which occurred on October 6, 2005, the Company’s shareholders approved amendments to the Company’s 1999 Stock Incentive Plan (the “1999 Plan”) to:
•	Reflect that the number of shares reserved for issuance under the 1999 Plan has been adjusted to 80,000,000 to account for the three separate two-for-one splits of our Class A Shares that have occurred since the original adoption of the 1999 Plan. For the same reason, the amendments also reflect that: (i) the maximum number of shares that can be granted to any participant in any one year has been adjusted to 4,000,000; and (ii) the amount of certain performance awards that can be granted to any participant in any one year has been adjusted to the fair market value of 2,000,000 shares;

•	Expand the class of employees who are eligible to receive awards under the 1999 Plan to include all of the Company’s employees to the extent they are part of a broad-based performance incentive plan;

•	Define “subsidiaries” to include those entities in which the Company holds a 50% or greater ownership interest. The purpose of this modification is, among other things, to confirm that the plan committee may grant awards to individuals employed by entities, such as joint ventures, in which the Company holds only a 50% ownership interest. Prior to this proposed amendment, the plan committee could grant awards to individuals employed by entities in which the Company held a greater than 50% ownership interest;

•	Clarify the performance criteria pursuant to which awards may be granted; and

•	Provide that awards will have such terms as are necessary to comply with the newly-enacted Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).
     A copy of the amended and restated 1999 Plan was filed as Appendix A to the Company’s Proxy Statement relating to its 2005 Annual Meeting of Shareholders (the “Proxy Statement”), which is incorporated herein by reference.
Amendments to our 2001 Nonemployee Director Stock Option Plan
     The Company’s shareholders also approved amendments to the Company’s 2001 Nonemployee Director Stock Option Plan (the “2001 Plan”) to:
•	Remove a provision that limits inducement awards to 10,000 option shares;

•	Remove a limitation that prevents the plan committee from granting options to purchase more than 10,000 shares to any one nonemployee director in a given 12 month period; and

•	Provide that nonemployee director options will have such terms as are necessary to comply with the section 409A of the Code.
     A copy of the amended and restated 2001 Plan was filed as Appendix B to the Proxy Statement, which is incorporated herein by reference.
Changes to Nonemployee Director Compensation
     On October 6, 2005, the Company’s Board of Directors (“Board of Directors”) approved changes to the Company’s nonemployee director compensation to:
•	Increase the annual retainer for each nonemployee director from $20,000 to $40,000; and

•	Provide that each nonemployee director receives reimbursement, in full, of reasonable travel expenses related to attendance at all meetings of the Board of Directors and its committees. Prior to this change, each nonemployee director was subject to an annual maximum reimbursement of $2,000 for travel related to attendance of meetings of the Board of Directors and its committees other than annual meetings of the Board of Directors and its committees.
Item 9.01 Financial Statements and Exhibits.
(a)          Financial Statements of Businesses Acquired.
Not applicable.
(b)          Pro Forma Financial Information.
Not applicable.
(c)          Exhibits.

10.1	1999 Sock Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A dated August 24, 2005)

10.2	2001 Nonemployee Director Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A dated August 24, 2005)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR COMMUNICATIONS CORPORATION ECHOSTAR DBS CORPORATION
	By:	/s/ David K. Moskowitz
Date: October 12, 2005		David K. Moskowitz
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.1	1999 Sock Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A dated August 24, 2005)

10.2	2001 Nonemployee Director Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A dated August 24, 2005)